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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported):    February 11, 2003
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                          TRANSKARYOTIC THERAPIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-21481                                04-3027191
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       (Commission File Number)            (IRS Employer Identification No.)


  700 Main Street, Cambridge, Massachusetts                         02139
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  (Address of Principal Executive Offices)                     (Zip Code)


                                 (617) 349-0200
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               Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.


         On February 11, 2003, the Board of Directors of Transkaryotic Therapies, Inc. ("TKT") appointed Michael J. Astrue as President and Chief Executive Officer and elected Mr. Astrue to serve as a member of the Board of Directors. Mr. Astrue, who previously served as TKT's Senior Vice President, Administration and General Counsel, assumed this new role effective immediately. Mr. Astrue replaced Dr. Richard F Selden, TKT's former President and Chief Executive Officer, whose resignation as President and Chief Executive Officer and as a director of TKT was accepted by the Board of Directors of TKT.

         David D. Pendergast, Ph.D., Senior Vice President, Technical Operations, was also promoted to Executive Vice President, Operations. In this newly created position, Dr. Pendergast will have line responsibility for a number of key departments including manufacturing, quality assurance, clinical development, and research.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2003                  REGISTRANT

                                         TRANSKARYOTIC THERAPIES, INC.


                                           By:  /s/ Daniel E.Geffken
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                                              Daniel E. Geffken
                                              Senior Vice President, Finance and
                                              Chief Financial Officer





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